Exhibit 99.1

Pulse Biosciences Reports Business Updates and First Quarter 2024 Financial Results

HAYWARD, Calif. [Business Wire] – May 7, 2024. Pulse Biosciences, Inc. (Nasdaq: PLSE), a company leveraging its novel and proprietary CellFX® Nanosecond Pulsed Field Ablation™ (nsPFA™) technology, today announced business updates and financial results for the first quarter ended March 31, 2024.

Recent Business Highlights

CellFX nsPFA Percutaneous Electrode

●	March 2024, received FDA 510(k) clearance for use in the ablation of soft tissue in percutaneous and intraoperative surgical procedures.

CellFX nsPFA Cardiac Clamp

●	Remain in the 510(k) process while continuing productive dialogue with FDA regarding the go-forward regulatory path.
●	FDA has requested clinical data in support of the regulatory filing and discussions regarding the required clinical data are underway.
●	Submitted first-in-human feasibility study to take place at several centers in the Netherlands to the Ethics Committee and anticipate a response in the next several weeks.

CellFX nsPFA 360° Cardiac Catheter

●	At the Heart Rhythm Society (HRS) meeting in Boston, May 16th to the 19th, CellFX nsPFA energy will be showcased across 6 poster presentations and abstracts in addition to a live case demonstrating pulmonary vein isolation at the PFA Live Case Summit.

Announcement of Rights Offering

●	The Company’s Board of Directors has approved a planned rights offering of up to $60 million worth of units that will be available to all holders of record of the Company’s common stock.
●	Company has decided to change the rights offering record date from May 16, 2024 to a date in mid-June. New record date will be announced by the Company once all necessary SEC filings have been completed.
●	Assuming the rights offering is fully subscribed at the Initial Price, the Company will receive gross proceeds of up to $60 million, less expenses related to the rights offering, and upon exercise of all the warrants, would receive additional proceeds of up to $66 million. A fully subscribed rights offering would fund the growth plans of the Company into the first quarter of 2026.

“I am incredibly proud of the team’s accomplishments to start the year. Our proprietary CellFX nsPFA energy has demonstrated the potential to advance the standards of care for both soft tissue ablation and the treatment of atrial fibrillation. FDA clearance of the CellFX nsPFA Percutaneous Electrode System along with the posters, abstracts and a live case highlighting the CellFX nsPFA 360° Cardiac Catheter at HRS next week are early validations of our technology and its potential,” said Kevin Danahy, President and Chief Executive Officer of Pulse Biosciences. “We remain focused on delivering the benefits of CellFX nsPFA to patients and providers following further clinical evaluations and regulatory clearances. For the remainder of the year, we are focused on executing our CellFX nsPFA percutaneous electrode pilot program to initiate the commercial launch and, all the while, continuing to advance the clinical and regulatory work with our CellFX nsPFA Surgical Clamp and 360° Cardiac Catheter.”

First Quarter 2024 Financial Results

Total GAAP costs and expenses, representing research and development and general and administrative expenses, for the three months ended March 31, 2024, were $10.6 million compared to $9.6 million for the prior year period. The increase in GAAP costs and expenses was primarily driven by an increase in non-cash stock-based compensation expense, which was $1.8 million for the three months ended March 31, 2024, compared to $0.9 million for the prior year period. The remaining increase in costs and expenses compared to the prior year was driven by an increase in research and development expenses to support the development of the CellFX nsPFA product portfolio. Non-GAAP costs and expenses for the three months ended March 31, 2024, were $8.6 million, compared to $8.3 million for the prior year period.

GAAP net loss for the three months ended March 31, 2024 was ($10.1) million compared to ($9.8) million for the three months ended March 31, 2023. Non-GAAP net loss for the three months ended March 31, 2024 was ($8.1) million compared to ($8.6) million for the three months ended March 31, 2023.

Cash and cash equivalents totaled $34.9 million as of March 31, 2024, compared to $54.1 million as of March 31, 2023 and $44.4 million as of December 31, 2023. Cash used in the first quarter of 2024 was $9.5 million compared to $7.2 million in the same period in the prior year and $6.9 million used in the fourth quarter of 2023. The sequential quarterly increase was driven mainly by $2.0 million in 2023 annual cash bonus payouts.

Reconciliations of GAAP to non-GAAP cost and expenses and net loss have been provided in the tables following the financial statements in this press release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Webcast and Conference Call Information

Pulse Biosciences’ management will host a conference call today, May 7, 2024, beginning at 1:30pm PT. Investors interested in listening to the conference call may do so by dialing 1-877-704-4453 for domestic callers or 1-201-389-0920 for international callers. A live and recorded webcast of the event will be available at https://investors.pulsebiosciences.com/.

About Pulse Biosciences®

Pulse Biosciences is a novel bioelectric medicine company committed to health innovation that has the potential to improve the quality of life for patients. The Company’s proprietary CellFX® nsPFA™ technology delivers nanosecond pulses of electrical energy to non-thermally clear cells while sparing adjacent noncellular tissue. The Company is actively pursuing the development of its CellFX nsPFA technology for use in the treatment of atrial fibrillation and in a select few other markets where it could have a profound positive impact on healthcare for both patients and providers.

Pulse Biosciences, CellFX, Nano-Pulse Stimulation, NPS, nsPFA, CellFX nsPFA and the stylized logos are among the trademarks and/or registered trademarks of Pulse Biosciences, Inc. in the United States and other countries.

Non-GAAP Financial Measures

In this press release, in order to supplement the Company’s condensed consolidated financial statements presented in accordance with Generally Accepted Accounting Principles, or GAAP, management has disclosed certain non-GAAP financial measures for the statement of operations. The Company believes that an evaluation of its ongoing operations (and comparisons of its current operations with historical and future operations) would be difficult if the disclosure of its financial results were limited to financial measures prepared in accordance with GAAP. As a result, the Company is disclosing certain non-GAAP results in order to supplement investors’ and other readers’ understanding and assessment of the Company’s financial performance. Company management uses these measurements as aids in monitoring the Company’s ongoing financial performance from quarter to quarter, and year to year, on a regular basis and for financial and operational decision-making. Non-GAAP adjustments include stock-based compensation, depreciation and amortization and restructuring charges. From time to time in the future, there may be other items that the Company may exclude if the Company believes that doing so is consistent with the goal of providing useful information to management and investors. The Company has provided a reconciliation of each non-GAAP financial measure used in this earnings release to the most directly comparable GAAP financial measure. Investors are cautioned that there are a number of limitations associated with the use of non-GAAP financial measures as analytical tools. Investors are encouraged to review these reconciliations, and not to rely on any single financial measure to evaluate the Company’s business.

Non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies, which could reduce the usefulness of the Company’s non-GAAP financial measures as tools for comparison. Investors and other readers are encouraged to review the related GAAP financial measures and the reconciliation of non-GAAP measures to their most directly comparable GAAP measures set forth below and should consider non-GAAP measures only as a supplement to, not as a substitute for or as a superior measure to, measures of financial performance prepared in accordance with GAAP. Non-GAAP financial measures in this earnings release exclude the following:

Non-cash expenses for stock-based compensation.  The Company has excluded the effect of stock-based compensation expenses in calculating the Company’s non-GAAP cost and expenses and net loss measures. Although stock-based compensation is a key incentive offered to employees, the Company continues to evaluate its business performance excluding stock-based compensation expenses. The Company records stock-based compensation expense related to grants of time-based and performance-based options, such as options that vest as a result of the Company’s market capitalization. Depending upon the size, timing and terms of the grants, as well as the probability of achievement of performance-based awards, this expense may vary significantly but will recur in future periods. The Company believes that excluding stock-based compensation better allows for comparisons from period to period.

Depreciation and amortization.  The Company has excluded depreciation and amortization expense in calculating its non-GAAP cost and expenses and net loss measures. Depreciation and amortization are non-cash charges to current operations.

Restructuring charges.  The Company has excluded restructuring charges in calculating its non-GAAP cost and expenses and net loss measures. Restructuring programs involve discrete initiatives designed to improve operating efficiencies and include employee termination, contract termination, and other exit costs associated with the restructuring program. The Company believes that excluding discrete restructuring charges allows for better comparisons from period to period.

Forward-Looking Statements

All statements in this press release that are not historical are forward-looking statements, including, among other things, statements relating to the effectiveness of the Company’s CellFX nsPFA technology and CellFX System to non-thermally clear cells while sparing adjacent non-cellular tissue, statements concerning the Company’s expected product development efforts and plans to sell products commercially, such as its plans to demonstrate advantages of its CellFX nsPFA Percutaneous Electrode over current treatment options, statements concerning the Company’s future fundraising efforts and whether those efforts will be successful and allow the Company to continue current operations as planned, statements concerning market opportunities, customer adoption and future use of the CellFX System to address a range of conditions such as atrial fibrillation, statements concerning early clinical successes and whether they are predictive of the safety and efficacy of any medical device such as the CellFX nsPFA 360° Cardiac Catheter, Pulse Biosciences’ expectations, whether stated or implied, regarding whether the Company’s CellFX nsPFA technology will become a disruptive and durable treatment option for treating atrial fibrillation or any other medical condition, and other future events. These statements are not historical facts but rather are based on Pulse Biosciences’ current expectations, estimates, and projections regarding Pulse Biosciences’ business, operations and other similar or related factors. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” and other similar or related expressions are used to identify these forward-looking statements, although not all forward-looking statements contain these words. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties, and assumptions that are difficult or impossible to predict and, in some cases, beyond Pulse Biosciences’ control. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in Pulse Biosciences’ filings with the Securities and Exchange Commission. Pulse Biosciences undertakes no obligation to revise or update information in this release to reflect events or circumstances in the future, even if new information becomes available.

Investor Contacts:

Pulse Biosciences

Kevin Danahy, President and CEO

510.241.1077

IR@pulsebiosciences.com

or
Gilmartin Group
Philip Trip Taylor

415.937.5406
philip@gilmartinir.com

PULSE BIOSCIENCES, INC.

Condensed Consolidated Balance Sheets

(In thousands, except per share amounts)

(Unaudited)

	March 31, 2024	December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$34,885	$44,365
Prepaid expenses and other current assets	964	963
Total current assets	35,849	45,328

Property and equipment, net	1,400	1,528
Intangible assets, net	1,719	1,886
Goodwill	2,791	2,791
Right-of-use assets	7,040	7,256
Other assets	365	365
Total assets	$49,164	$59,154

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,712	$1,836
Accrued expenses	2,268	3,814
Lease liability, current	1,101	1,058
Total current liabilities	5,081	6,708

Lease liability, less current	7,796	8,086
Total liabilities	12,877	14,794

Stockholders’ equity:
Preferred stock, $0.001 par value; authorized – 50,000 shares; no shares issued and outstanding	—	—
Common stock, $0.001 par value; authorized – 500,000 shares; issued and outstanding – 55,225 shares and 55,144 shares at March 31, 2024 and December 31, 2023, respectively	55	55
Additional paid-in capital	383,284	381,220
Accumulated other comprehensive income (loss)	—	—
Accumulated deficit	(347,052)	(336,915)
Total stockholders’ equity	36,287	44,360
Total liabilities and stockholders’ equity	$49,164	$59,154

PULSE BIOSCIENCES, INC.

Condensed Consolidated Statements of Operations and Comprehensive Loss

(In thousands, except per share amounts)

(Unaudited)

	Three-Month Periods Ended
	March 31,
	2024	2023
Revenues:
Product revenues	$—	$—
Total revenues	—	—
Cost and expenses:
Research and development	6,741	5,829
General and administrative	3,874	3,733
Total cost and expenses	10,615	9,562
Loss from operations	(10,615)	(9,562)
Other income (expense):
Interest income (expense), net	478	(239)
Total other income (expense)	478	(239)
Net loss	(10,137)	(9,801)
Comprehensive loss	$(10,137)	$(9,801)
Net loss per share:
Basic and diluted net loss per share	$(0.18)	$(0.26)
Weighted average shares used to compute net loss per common share — basic and diluted	55,172	37,390

	Three-Month Periods Ended
	March 31,
Stock Based Compensation Expense:	2024	2023
Research and development	949	258
General and administrative	810	638
Total stock-based compensation expense	$1,759	$896

Reconciliation of GAAP to Non-GAAP Financial Measures

The following table presents the reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures:

(In thousands)

(Unaudited)

	Three-Month Periods Ended
	March 31,
	2024	2023
Reconciliation of GAAP to non-GAAP Research and development:
GAAP Research and development	$6,741	$5,829
Less: Stock-based compensation expense	(949)	(258)
Less: Depreciation and amortization	(53)	(57)
Less: Restructuring	—	(38)
Non-GAAP Research and development	$5,739	$5,476

Reconciliation of GAAP to non-GAAP General and administrative:
GAAP General and administrative	$3,874	$3,733
Less: Stock-based compensation expense	(810)	(638)
Less: Depreciation and amortization	(247)	(244)
Less: Restructuring	—	(12)
Non-GAAP General and administrative	$2,817	$2,839

Reconciliation of GAAP to non-GAAP Cost and expenses:
GAAP Cost and expenses	$10,615	$9,562
Less: Stock-based compensation expense	(1,759)	(896)
Less: Depreciation and amortization	(300)	(301)
Less: Restructuring	—	(50)
Non-GAAP Cost and expenses	$8,556	$8,315

Reconciliation of GAAP to non-GAAP Net loss:
GAAP Net loss	$(10,137)	$(9,801)
Add: Stock-based compensation expense	1,759	896
Add: Depreciation and amortization	300	301
Add: Restructuring	—	50
Non-GAAP Net loss	$(8,078)	$(8,554)